UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 1, 2026
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NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2101 CityWest Boulevard,	Suite 600,	Houston,	Texas	77042
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2026, Noble Finance II LLC (the “Noble Finance Borrower” or the “Issuer”), a wholly owned subsidiary of Noble Corporation plc (the “Company”), entered into the Third Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement (the “Third Amendment”), among the Noble Finance Borrower and Noble International Finance Company, a wholly-owned indirect subsidiary of the Noble Finance Borrower (“NIFCO” and, together with the Noble Finance Borrower, the “Noble Borrowers”), each of the other credit parties party thereto, each of the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (the “Administrative Agent”).

The Third Amendment amends the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 18, 2023 (the “A&R Credit Agreement”), among the Noble Borrowers, the lenders and other parties party thereto from time to time and the Administrative Agent, to, among other things, (i) increase the total revolving commitments under the senior secured revolving credit facility governed by the A&R Credit Agreement (the “Revolving Credit Facility”) from $550.0 million to $650.0 million and (ii) extend the scheduled maturity of the Revolving Credit Facility from April 18, 2028 to May 29, 2031. The Revolving Credit Facility, as amended by the Third Amendment, provides for revolving borrowings and the issuance of letters of credit in an aggregate amount of up to $650.0 million, subject to the terms and conditions thereof.

The foregoing description of the Third Amendment is qualified in its entirety by the full text of the Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
On June 1, 2026, the Company issued a press release announcing that, subject to market and other conditions, the Issuer intends to offer for sale $500 million in aggregate principal amount of the Issuer’s unsecured senior notes due 2034 in a private offering to eligible purchasers that is exempt from registration under the Securities Act of 1933, as amended.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
10.1

Third Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 29, 2026, by and among Noble Finance II LLC, Noble International Finance Company, as a designated borrower, each of the other credit parties party thereto, each of the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release issued by Noble Corporation plc dated June 1, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	June 1, 2026	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and Corporate Secretary